                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                           THE VALUE LINE FUND, INC.
                    VALUE LINE INCOME AND GROWTH FUND, INC.
                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
                  VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                         THE VALUE LINE CASH FUND, INC.
                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                      THE VALUE LINE TAX EXEMPT FUND, INC.
                        VALUE LINE COVERTIBLE FUND, INC.
                    VALUE LINE AGGRESSIVE INCOME FUND, INC.
                      VALUE LINE NEW YORK TAX EXEMPT TRUST
         -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           THE VALUE LINE FUND, INC.
                    VALUE LINE INCOME AND GROWTH FUND, INC.
                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
                  VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                         THE VALUE LINE CASH FUND, INC.
                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                      THE VALUE LINE TAX EXEMPT FUND, INC.
                       VALUE LINE CONVERTIBLE FUND, INC.
                       VALUE LINE AGGRESSIVE INCOME TRUST
                      VALUE LINE NEW YORK TAX EXEMPT TRUST

                             220 EAST 42ND STREET,
                            NEW YORK, NY 10017-5891

April 25, 2000

Dear Shareholder:

Your Board of Directors or Trustees has scheduled a shareholders' meeting for June 15, 2000, to vote on an important proposal affecting your fund. As a shareholder, you have the opportunity to voice your opinion on matters that affect your fund. The Board of your fund believes that the adoption of the Service and Distribution Plan is in the best interests of the fund and its shareholders. In the Proxy Statement which is enclosed with this letter, you will find more information about the Plan.

No matter how many shares you own, it is important that you take the time to read the Proxy Statement and vote as soon as possible. If you have more than one account in one fund or are a shareholder in more than one fund, you will receive multiple proxy ballots. Please return all of the proxy ballots. If votes are not cast, the fund may have to incur the expense of follow-up solicitations to achieve a quorum. All shareholders benefit from the speedy return of ballots.

If you have any questions regarding the proxy or the voting process, please call our proxy consultant, D.F. King & Co., Inc., at 1-800-628-8536. If you have any questions about your account, please call 1-800-223-0818.

Faithfully yours,

/s/ Jean Bernhard Buttner
Jean Bernhard Buttner
Chairman of the Board and President
Value Line Mutual Funds

WHY AM I RECEIVING THIS PACKAGE OF MATERIAL?

    You are receiving information about an upcoming special shareholder meeting which will take place on June 15, 2000, 11:00 a.m. local time. Included in this package is a proxy statement explaining a series of proposals that you are being asked to consider and approve and a proxy card that we ask you to vote and return as soon as possible.

WHAT PROPOSALS AM I BEING ASKED TO CONSIDER?

    The Funds ask you to consider and approve the following three items:

    1.) The election of three additional directors or trustees of each Fund;

    2.) The adoption of a Service and Distribution Plan for each Fund;

    3.) The selection of PricewaterhouseCoopers as independent accountants for each Fund.


WHAT BENEFITS CAN BE EXPECTED FROM THE NEW DISTRIBUTION PLAN?



    The Board believes that the Plan will benefit the Fund by helping to attract new shareholders to the Fund in order to expand its size and thereby achieve greater economies of scale. The Board believes that the adoption of the Plan is necessary to enable the Fund to remain competitive with similar funds that reach investors through marketing, advertising and by offering institutions incentives to direct shareholders to the Funds and assist investors in purchasing shares of the Funds.


HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

    At a meeting held on March 16, 2000, the Board of Directors/Trustees of the Funds unanimously approved all of the proposals and recommended that shareholders vote "FOR" each proposal.

HOW DO I VOTE MY SHARES?

    As a convenience to shareholders, you can now vote in any one of the following four ways:

    - BY TELEPHONE: CALL 1-888-779-8683 AND FOLLOW THE RECORDED INSTRUCTIONS; OR CALL A
       REPRESENTATIVE AT D.F. KING & CO. AT 1-800-628-8536.

    -  BY MAIL, WITH ENCLOSED PROXY; OR

    -  IN PERSON AT THE MEETING.

WHAT WILL HAPPEN IF THE FUND DOES NOT RECEIVE ENOUGH VOTES?


    If the requisite number of votes is not received by the meeting date, the Fund may have to incur the expense of follow-up solicitations.


WHO SHOULD I CALL IF I HAVE QUESTIONS RELATING TO MY ACCOUNT OR THE PROXY?

    If you have questions that are not related to the proxy, please call Value Line at 1-800-223-0818. If your questions pertain to the proxy material please call D.F. King & Co., Inc., at 1-800-628-8536.

                           THE VALUE LINE FUND, INC.
                    VALUE LINE INCOME AND GROWTH FUND, INC.
                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
                  VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                         THE VALUE LINE CASH FUND, INC.
                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                      THE VALUE LINE TAX EXEMPT FUND, INC.
                       VALUE LINE CONVERTIBLE FUND, INC.
                       VALUE LINE AGGRESSIVE INCOME TRUST
                      VALUE LINE NEW YORK TAX EXEMPT TRUST
                             220 EAST 42ND STREET,
                            NEW YORK, NY 10017-5891
                            ------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 15, 2000
                            ------------------------
    Notice is hereby given that a Special Meeting of Shareholders of each of the investment companies set forth above (each, a "Fund" and collectively, the "Funds") will be held jointly at the offices of Value Line Distribution Center, Inc., 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000, at 11:00 a.m., for the following purposes:
    1. To elect three additional directors or trustees of each Fund to serve until their successors are duly elected and qualified.
    2. To approve or disapprove the adoption of a Service and Distribution Plan for each Fund.
    3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for its current fiscal year.
    4. To transact such other business which may properly come before the meeting or any adjournment thereof.
    The close of business on April 18, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment(s) or postponement(s) thereof.
    PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.
    This is a Joint Notice and Proxy Statement for the above-named Funds. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed, please vote with respect to each Fund.
                                          By Order of the Boards of Directors

                                          David T. Henigson,
                                          Secretary
April 25, 2000

                           THE VALUE LINE FUND, INC.
                    VALUE LINE INCOME AND GROWTH FUND, INC.
                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
                  VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                         THE VALUE LINE CASH FUND, INC.
                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                      THE VALUE LINE TAX EXEMPT FUND, INC.
                       VALUE LINE CONVERTIBLE FUND, INC.
                       VALUE LINE AGGRESSIVE INCOME TRUST
                      VALUE LINE NEW YORK TAX EXEMPT TRUST

                              220 EAST 42ND STREET
                            NEW YORK, NY 10017-5891

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                  INTRODUCTION

This document is a joint proxy statement with respect to each of the above-listed investment companies (each a "Fund" and collectively the "Funds") in connection with the solicitation of proxies by the Board of Directors or Trustees of each Fund to be used at the Funds' joint Special Meeting of Shareholders ("Meeting") or any adjournment(s) thereof. The Meeting will be held on June 15, 2000, at 11:00 a.m. local time, at the offices of Value Line Distribution Center, Inc., 125 East Union Avenue, East Rutherford, NJ 07073, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement is being first mailed to shareholders on or about April 25, 2000.

    The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received and is properly executed. You may direct the proxy holders to vote your Fund shares by checking the appropriate "For" or "Against" box or instruct them not to vote those shares by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions. If you properly execute your proxy and give no voting instructions with respect to a Proposal, your shares will be voted "For" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Approval of proposals Nos. 1 and 3 requires an affirmative vote of a majority of the shares represented at the meeting; approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of the Fund which, as defined by the Investment Company Act of 1940 (the "1940 Act"), means the vote of (1) 67% or more of the shares present at the meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

    For each Fund, other than those named in the next sentence, a majority of the shares outstanding on the record date, April 18, 2000 ("Record Date"), represented in person or by proxy, of a Fund must be present for the transaction of business at that Fund's Meeting. For The Value Line Tax Exempt Fund, Inc., Value Line Convertible Fund, Inc., Value Line Aggressive Income Trust and Value Line New York Tax Exempt Trust, one-third of the shares outstanding on the Record Date, represented in person or by proxy, of that Fund, must be present for the transaction of business at that Fund's meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment. A shareholder vote may be taken on any one of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, you are urged to forward your voting instructions promptly.

    You may revoke your proxy with respect to a Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

    Information as to the number of outstanding shares of each Fund as of the Record Date is set forth in Exhibit A. Each full share is entitled to one vote; fractional shares are entitled to a proportionate fractional vote. A listing of the owners of more than 5% of the shares of any Fund as of April 18, 2000, is set forth in Exhibit B.

    Copies of each Fund's most recent annual and semiannual reports have been sent to shareholders of that Fund on or before the mailing of this Proxy Statement. Shareholders of any Fund may obtain, free of charge, copies of that Fund's annual and semiannual reports by writing to the Fund, at 220 East 42nd Street, New York, NY 10017-5891 or calling (800) 223-0818.

    The cost of preparing, assembling and mailing the proxy material and of soliciting proxies on behalf of the Board of Directors or Trustees of the Funds will be borne by the Funds, allocated on the basis of the number of shareholder accounts of each Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited personally or by telephone by officers of the Funds and by employees of the Adviser (for which solicitation, no compensation will be paid). The Funds will, upon request, reimburse nominees and other fiduciaries for their reasonable expenses in sending proxies and accompanying material to their principals. D.F. King & Co., Inc. has been retained by the Funds to assist in the solicitation of proxies. It is anticipated that the cost of using D.F. King & Co., Inc. will not exceed $186,000.

                ELECTION OF THREE ADDITIONAL DIRECTORS/TRUSTEES
                                (PROPOSAL NO. 1)

    The persons named below under the caption "Nominees" have been nominated for election as Directors/Trustees of each Fund and each has consented to his or her nomination and agreed to serve if elected. Directors/Trustees hold office for an indefinite term since the Funds do not have regularly scheduled shareholder meetings. If any nominee becomes unavailable for reasons presently unknown, the proxy will be voted for a substitute nominee or nominees designated by management and for the remaining nominees so listed.

    The identity of the nominees, the incumbent Directors/Trustees and the executive officers of each Fund, as well as their principal occupations during the last five years are set forth below. Each nominee is a director of three other funds in the Value Line family of funds. The nominees, as well as each incumbent Director/Trustee, are also nominees for election as Directors/Trustees of two other funds in the Value Line family of funds (Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust). A table indicating ownership of Fund shares by each nominee and Director/Trustee is attached as Exhibit C. None of the nominees own any Fund shares.

NOMINEES

    Frances T. Newton (age 58)--Computer Programming Professional, Duke Power Company

    Francis C. Oakley (age 68)--Professor of History, Williams College, 1961 to present, President, 1985-1993, and President Emeritus since 1994; Director, Berkshire Life Insurance Company

    Marion N. Ruth (age 65)--Real Estate Executive. President, Ruth Realty (real estate broker)

DIRECTORS/TRUSTEES

    Jean Bernhard Buttner* (age 65)--Director or Trustee of each Fund since 1983 or its inception, whichever is later. Chairman of the Board and President of each Fund; Chairman, President and Chief Executive Officer of Value Line, Inc. (the "Adviser") and Value Line Publishing, Inc.; Chairman of Value Line Securities, Inc. (the "Distributor")

    John W. Chandler (age 76)--Director or Trustee of each Fund since 1991 or its inception, whichever is later. Consultant, Academic Search Consultation Service, Inc.; Trustee Emeritus and Chairman (1993-1994) of the Board of Trustees of Duke University; President Emeritus, Williams College

    David H. Porter (age 64)--Director or Trustee of each Fund since 1997. President Emeritus of Skidmore College since 1999 and President, 1987-1998; Visiting Professor of Classics, Williams College since July 1, 1999; Director, Adirondack Trust Company

    Paul Craig Roberts (age 61)--Director or Trustee of each Fund since 1983 or its inception, whichever is later. Chairman, Institute for Political Economy; Director, A. Schulman Inc. (plastics)

    Nancy-Beth Sheerr (age 51)--Director or Trustee of each Fund since 1996. Former Chairman, Radcliffe College Board of Trustees
------------------------
* Mrs. Buttner is an "interested person" as defined in the 1940 Act by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

EXECUTIVE OFFICERS OF THE FUNDS

    The executive officers of each Fund are set forth below.

    Jean Bernhard Buttner (age 65)--Chairman of the Board and President of each Fund.

    David T. Henigson (age 42)--Vice President, Secretary and Treasurer of each Fund; Director, Vice President and Compliance Officer of the Adviser; Director and Vice President of the Distributor.

    Philip J. Orlando, CFA (age 41)--Vice President, The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., The Value Line Special Situations Fund, Inc.; Chief Investment Officer with the Adviser's Asset Management Division.

    Stephen Grant (age 46)--Vice President, Value Line Income and Growth
Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; Portfolio Manager with the Adviser.

    Alan N. Hoffman, CFA (age 46)--Vice President, The Value Line Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; Portfolio Manager with the Adviser.

    Nathan N.J. Grant (age 30)--Vice President, The Value Line Cash Fund, Inc.; Value Line Aggressive Income Trust; Value Line Convertible Fund, Inc.; Portfolio Manager with the Adviser since 1996; Trader, Fixed Income Securities,
Blaylock & Partners, 1994-1996.

    Charles Heebner (age 63)--Vice President, Value Line New York Tax Exempt Trust; The Value Line Tax Exempt Fund, Inc.; Portfolio Manager with the Adviser.

    Raymond S. Cowen (age 78)--Vice President, Value Line New York Tax Exempt Trust; The Value Line Tax Exempt Fund; Assistant Research Director with the Adviser.

    Bruce Alston (age 54)--Vice President, Value Line Convertible Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Aggressive Income Trust; Portfolio Manager with the Adviser since 1997; Portfolio Manager with Dreyfus Management, Inc., 1994-1996.

    The Board of Directors/Trustees of each Fund met four times during that Fund's most recent fiscal year. Each Director or Trustee attended at least 75% of the meetings of the Board and the Audit Committee of each Fund during each such Fund's most recent fiscal year.

    Each Fund has an Audit Committee composed of all the Directors or Trustees, including Mrs. Buttner, who is an "interested person" of each Fund, as defined by the 1940 Act. The duties of this Committee include meeting twice each year with the Funds' independent accountants both to review the range of their activities and to discuss the Funds' system of internal accounting controls. The Funds do not have a nominating or compensation committee at the present time.

    Each of the Directors/Trustees, other than Mrs. Buttner, receives from the Value Line Funds an aggregate annual fee of $21,220 per year plus $3,000 for each meeting of the Board attended, $1,200 for each meeting of the Audit Committee attended plus reimbursement of expenses of attending meetings. The fees and reimbursed expenses paid to the Directors/Trustees are divided equally among the Value Line Funds of which they are a Director or Trustee.

    The following table sets forth information relating to the compensation paid to Directors or Trustees during each Fund's last fiscal year:

                              COMPENSATION TABLES

                                                                                                  TOTAL
                                                                 PENSION OR      ESTIMATED     COMPENSATION
                                                                 RETIREMENT        ANNUAL     FROM EACH FUND
                                               AGGREGATE          BENEFITS        BENEFITS       AND FUND
                                              COMPENSATION    ACCRUED AS PART       UPON         COMPLEX
NAME OF PERSON                               FROM EACH FUND   OF FUND EXPENSES   RETIREMENT     (12 FUNDS)
--------------                               --------------   ----------------   ----------   --------------
Jean B. Buttner............................      $    0          N/A              N/A             $     0
John W. Chandler...........................       2,968          N/A              N/A              35,620
Charles E. Reed............................       2,968          N/A              N/A              35,620
Paul Craig Roberts.........................       2,968          N/A              N/A              35,620
Nancy-Beth Sheerr..........................       2,968          N/A              N/A              35,620

                          APPROVAL OR DISAPPROVAL OF A
                  SERVICE AND DISTRIBUTION PLAN FOR EACH FUND
                                (PROPOSAL NO. 2)

    At a meeting of the Board of Directors/Trustees called for the purpose on March 16, 2000, the Board of Directors/Trustees considered adoption of a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act as more fully described below. Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Plan was approved by all of the Directors/Trustees voting in person, including all of the Directors/Trustees who are not "interested persons" of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the Plan or in any agreements related thereto (the "Independent Directors"). The Board of Directors/Trustees recommends that the shareholders of each Fund approve the Plan, a copy of which is attached to this Proxy Statement as Exhibit D.

    If the Plan is approved by the Shareholders, it is contemplated that it will come into effect on July 1, 2000 and may be continued annually thereafter, provided that such continuance is specifically approved by the Fund's Board of Directors/Trustees including a majority of the Independent Directors, pursuant to a vote cast in person at a meeting called for that purpose.

    The Plan permits each Fund to finance the activities of Value Line Securities, Inc., the Funds' distributor and a subsidiary of the Adviser (the "Distributor"), that are principally intended to result in the sale of the Fund's shares, including providing incentives to securities dealers to sell Fund shares and providing administrative support services to a Fund and its shareholders, compensating other participating financial institutions and organizations (including individuals) for servicing the accounts of shareholders and providing administrative support services to a Fund and its shareholders, paying costs incurred in conjunction with advertising and marketing of a Fund's shares, such as the expense of preparing, printing and distributing prospectuses and sales literature to prospective shareholders, securities dealers and others, and paying other costs incurred in the implementation and operation of the Plan. The Plan provides that each Fund will pay the Distributor a fee at the annual rate of 0.25% of the Fund's average daily net assets as compensation for its service. The Plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred by the Distributor which means that the Distributor might make a profit from these fees. The Distributor reserves the right to waive the fees payable under the Plan with respect to any Fund.

    The Plan provides that the Board of Directors/Trustees will be given, at least quarterly, a written report of all amounts expended pursuant to the Plan and the purposes for which such amounts were expended. The Plan also provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and that any material amendments to the Plan must be approved by the Directors/Trustees including a majority of the Independent Directors, by vote cast in person at a meeting called for that purpose.

    The Plan is terminable without penalty, at any time, by a vote of a majority of the Directors/ Trustees including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

    The Adviser and the Distributor proposed to the Board of Directors/Trustees that each Fund adopt the Plan pursuant to Rule 12b-1 under the 1940 Act. The Distributor has acted as distributor for the Fund since the Fund's inception under a contract with the Fund pursuant to which the Distributor currently does not receive compensation.

    In considering the Plan, the Board of Directors/Trustees took into account the benefits of advertising, marketing and distribution efforts to be undertaken by the Distributor in attracting investors. In addition, the Distributor advised the Board of Directors/Trustees that the possibility of payments of service fees to securities dealers and other financial institutions will permit the Fund to compensate these entities who, in return, provide shareholder servicing, including assisting Fund shareholders in considering and understanding their investment in the Fund. The Directors/Trustees believe that there is a reasonable likelihood that all of these activities are likely to stimulate additional sales of the Fund's shares and assist the Fund in increasing its present asset base in the face of competition from a variety of financial products. Such competition, absent an effective and attractive distribution program, could adversely affect the Fund by making it increasingly difficult to attract new investors and to maintain existing investors.

    The Board of Directors/Trustees also considered the reasons why it is important for the Fund's assets to grow. It was recognized that it is desirable for all shareholders that the Fund sustain a flow of new investment monies, primarily to offset the effects of redemptions. The Board of Directors/ Trustees evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held, reduces daily liquidity requirements and permits a prompt restructuring of a portfolio without the need to dispose of present holdings. It was also recognized that payments made pursuant to the Plan might be offset in part by economies of scale associated with the growth of the Fund's assets.

    The Directors/Trustees believe that the fee payable under the Plan is reasonable in view of distribution, administration and promotion services to be provided. The Directors/Trustees in voting to approve the Plan, determined that there is a reasonable likelihood that the Plan will benefit the Fund by helping to attract new shareholders to the Fund in order to expand its size and thereby achieve greater economies of scale. In this regard, the Directors/Trustees concluded that adoption of the Plan was necessary to enable the Fund to remain competitive with similar funds that seek to reach investors through advertising and marketing efforts and through offering financial incentives to institutions that direct investors to such funds and provide shareholder servicing and administrative services for the benefit of their customers who are shareholders of such funds. The Directors/Trustees believe that the payments made pursuant to the Plan will facilitate the sale of the Fund's shares and benefit the Fund and its shareholders. The operating expenses of the Fund will be increased under the Plan by 0.25 of 1%, on an annual basis, of the Fund's average daily net assets (and the Fund's net yield to shareholders will correspondingly be decreased by 0.25 of 1%). Overall operating expenses of the Fund are anticipated to remain competitive with and in many cases below those of comparable funds offered to investors.

                             COMPARATIVE FEE TABLES

    If the Plan were adopted, the expenses of each Fund would be affected as indicated in the following tables:

                         ANNUAL FUND OPERATING EXPENSES
                        FOR EACH FUND'S LAST FISCAL YEAR
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              EXISTING EXPENSES         ADJUSTED EXPENSES
                                                              -----------------         -----------------
Value Line Fund
  Management Fees...........................................        0.66%                     0.66%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.10%                     0.10%
  Total Fund Operating Expenses.............................        0.76%                     1.01%
Income and Growth Fund
  Management Fees...........................................        0.67%                     0.67%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.16%                     0.16%
  Total Fund Operating Expenses.............................        0.83%                     1.08%
Special Situations Fund
  Management Fees...........................................        0.74%                     0.74%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.15%                     0.15%
  Total Fund Operating Expenses.............................        0.89%                     1.14%
Leveraged Growth Fund
  Management Fees...........................................        0.75%                     0.75%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.07%                     0.07%
  Total Fund Operating Expenses.............................        0.82%                     1.07%
Cash Fund
  Management Fees...........................................        0.40%                     0.40%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.15%                     0.15%
  Total Fund Operating Expenses.............................        0.55%                     0.80%
Government Fund
  Management Fees...........................................        0.50%                     0.50%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.17%                     0.17%
  Total Fund Operating Expenses.............................        0.67%                     0.92%

                                                              EXISTING EXPENSES         ADJUSTED EXPENSES
                                                              -----------------         -----------------
Tax Exempt Fund: Money Market Portfolio
  Management Fees...........................................        0.50%                     0.50%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.65%                     0.65%
  Total Fund Operating Expenses.............................        1.15%                     1.40%
Tax Exempt Fund: National Bond Portfolio
  Management Fees...........................................        0.50%                     0.50%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.14%                     0.14%
  Total Fund Operating Expenses.............................        0.64%                     0.89%
Convertible Fund
  Management Fees...........................................        0.75%                     0.75%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.25%                     0.25%
  Total Fund Operating Expenses.............................        1.00%                     1.25%
Aggressive
  Management Fees...........................................        0.66%                     0.66%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.16%                     0.16%
  Total Fund Operating Expenses.............................        0.82%                     1.07%
New York Tax Exempt
  Management Fees...........................................        0.60%                     0.60%
  12b-1 Fees................................................         None                     0.25%
  Other Expenses............................................        0.45%                     0.45%
  Total Fund Operating Expenses.............................        1.05%                     1.30%

EXAMPLES

    The following examples help you compare the costs of investing in the Funds under the current expense structure and after adoption of the 12b-1 Plan. They assume that you invest $10,000 in a Fund for the periods shown, you reinvest all dividends and distributions, your investment has a 5% return each year and the Funds' operating expenses remain the same. These are examples only, and your actual costs may be greater or less than those shown here.

                                                              EXISTING EXPENSES         PROPOSED EXPENSES
                                                              -----------------         -----------------
Value Line Fund
  1 Year....................................................        $   78                   $  103
  3 Year....................................................           243                      322
  5 Years...................................................           422                      558
  10 Years..................................................           942                    1,236
Income and Growth Fund
  1 Year....................................................            85                      110
  3 Years...................................................           265                      343
  5 Years...................................................           460                      595
  10 Years..................................................         1,025                    1,317
Special Situations Fund
  1 Year....................................................            91                      116
  3 Years...................................................           284                      362
  5 Years...................................................           493                      628
  10 Years..................................................         1,096                    1,386
Leveraged Growth Fund
  1 Year....................................................            84                      109
  3 Years...................................................           262                      340
  5 Years...................................................           455                      590
  10 Years..................................................         1,014                    1,306
Cash Fund
  1 Year....................................................            56                       82
  3 Years...................................................           176                      255
  5 Years...................................................           307                      444
  10 Years..................................................           689                      990
Government Fund
  1 Year....................................................            68                       94
  3 Years...................................................           214                      293
  5 Years...................................................           373                      509
  10 Years..................................................           835                     1131
Tax Exempt Fund: Money Market Portfolio
  1 Year....................................................           117                      143
  3 Years...................................................           365                      443
  5 Years...................................................           633                      766
  10 Years..................................................         1,398                    1,680

                                                              EXISTING EXPENSES         PROPOSED EXPENSES
                                                              -----------------         -----------------
Tax Exempt Fund: National Bond Portfolio
  1 Year....................................................        $   65                   $   91
  3 Years...................................................           205                      284
  5 Years...................................................           357                      493
  10 Years..................................................           798                    1,097
Convertible Fund
  1 Year....................................................           102                      127
  3 Years...................................................           318                      397
  5 Years...................................................           552                      686
  10 Years..................................................         1,225                    1,511
Aggressive
  1 Year....................................................            84                      109
  3 Years...................................................           262                      340
  5 Years...................................................           455                      590
  10 Years..................................................         1,014                    1,306
New York Tax Exempt
  1 Year....................................................           107                      132
  3 Years...................................................           334                      412
  5 Years...................................................           579                      713
  10 Years..................................................         1,283                    1,568

    A significant effect of the Plan is that it will enable the Distributor to make payments to participating broker-dealers, thereby enabling and encouraging them to make available or recommend the Fund's shares to their customers and, thereafter, to assist the Fund in providing high-quality shareholder services to their customers who have purchased shares of the Fund.

    The Fund's Directors/Trustees believe that shareholders are benefited when the Fund's assets are relatively stable or increasing. In considering the Plan, the Directors/Trustees took into account the possible benefits of the Plan to the Adviser, including increased advisory fees payable by the Fund if its net assets increase.

    The Directors/Trustees believe that were the Plan not to be approved, the Fund might not be able to attract and retain the support of financial intermediaries and, as a result of the consequent erosion in the Fund's asset base, the Fund would be burdened with greater relative costs and possibly might not be capable of the same investment flexibility as would a larger fund. It is the belief of the Directors/Trustees that adoption of the Plan will enable the Fund to maintain and possibly enhance the Fund's performance for its shareholders and the quality of its shareholder services.

    THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED SERVICE AND DISTRIBUTION PLAN.

                          RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 3)

    Subject to ratification by the stockholders at the Special Meeting, the Boards of Directors/ Trustees (including a majority of those persons who are not interested persons) approved the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for its current fiscal year. PricewaterhouseCoopers LLP has served as each Fund's independent accountants since 1984 or since such Fund's inception, whichever is later. A representative of PricewaterhouseCoopers LLP is not expected to be present at the Special Meeting.

                                 OTHER MATTERS

    Management knows of no matters to be presented at the Meeting other than as set forth above. If any other matters should come before the meeting, it is understood that the persons named in the proxy intend to vote said proxy in accordance with their best judgment.

                             ADDITIONAL INFORMATION

    Value Line, Inc., 220 East 42nd Street, New York, NY 10017-5891, is the investment adviser to each of the Funds and to the other Value Line Mutual Funds. Value Line Securities, Inc., 220 East 42nd Street, New York, NY 10017-5891, a subsidiary of the Adviser, acts as principal underwriter and distributor of each Fund for the sale and distribution of its shares.

                          NEXT MEETING OF SHAREHOLDERS

    The Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940. The next meeting of the shareholders of any of the Funds will be held at such time as the Board of Directors or Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Fund at its office a reasonable time prior to the meeting, as determined by the Board of Directors or Trustees, to be included in the Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

                                   EXHIBIT A

                   NUMBER OF OUTSTANDING SHARES OF EACH FUND

                                                              SHARES OUTSTANDING
                                                                    AS OF
FUND                                                            APRIL 18, 2000
----                                                          ------------------
The Value Line Fund, Inc....................................       18,583,027
Value Line Income and Growth Fund, Inc......................       22,675,096
The Value Line Special Situations Fund, Inc.................       16,666,014
Value Line Leveraged Growth Investors, Inc..................       13,008,716
The Value Line Cash Fund, Inc...............................      349,528,640
Value Line U.S. Government Securities Fund, Inc.............       13,364,200
The Value Line Tax Exempt Fund, Inc.
  Money Market Portfolio....................................       13,185,142
  National Bond Portfolio...................................       15,174,774
Value Line Convertible Fund, Inc............................        6,344,613
Value Line Aggressive Income Trust..........................       19,121,422
Value Line New York Tax Exempt Trust........................        2,985,836

                                   EXHIBIT B

                      BENEFICIAL OWNERSHIP OF GREATER THAN
                                  5% OF A FUND

                                                                            NUMBER AND PERCENTAGE OF
                                                                            SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                                     FUND                     AS OF APRIL 18, 2000
----------------                                     ----                   -------------------------

Value Line Inc. (2)                                  Convertible                   451,302(7.1%)
 220 East 42nd Street
 New York, NY 10017
Charles Schwab & Co., Inc. (1)                       Convertible                 1,189,287(18.7%)
 101 Montgomery St.
 San Francisco, CA 94104
Charles Schwab & Co., Inc. (1)                       U.S. Government               719,928(5.4%)
 101 Montgomery St.
 San Francisco, CA 94104
Guardian Insurance & Annuity Co. (1)                 U.S. Government               680,244(5.1%)
 3900 Burgess Place
 Bethlehem, PA 18017
Value Line Inc. (2)                                  Leveraged                     937,822(7.2%)
 220 East 42nd Street
 New York, NY 10017
Charles Schwab & Co., Inc. (1)                       Aggressive                  4,820,534(25.2%)
 101 Montgomery Street
 San Francisco, CA 94104
National Financial Services Co. (1)                  Aggressive                  3,720,257(19.4%)
 200 Liberty Street
 New York, NY 10281
Guardian Insurance & Annuity Co. (1)                 Cash                       18,256,293(5.2%)
 3900 Burgess Place
 Bethlehem, PA 18017
Value Line, Inc. (2)                                 Cash                       57,420,516(16.4%)
 220 East 42nd Street
 New York, NY 10017
Value Line, Inc. (2)                                 Special                       979,323(5.8%)
 220 East 42nd Street
 New York, NY 10017
William E. Dorion                                    Tax Exempt Money            1,024,016(7.8%)
Elaine H. Dorion                                     Market
 8363 Creedmore South Dr.
 Warrenton, Va 20187

                                                                            NUMBER AND PERCENTAGE OF
                                                                            SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                                     FUND                     AS OF APRIL 18, 2000
----------------                                     ----                   -------------------------
Charles Schwab & Co., Inc. (1)                       Special                     5,251,333(31.5%)
 101 Montgomery St.
 San Francisco, CA 94104
National Financial Services Co. (1)                  Special                       948,142(5.7%)
 200 Liberty Street
 New York, NY 10281

------------------------

(1) Of record only.

(2) Includes shares owned by Value Line, Inc., its subsidiaries, and its parent, Arnold Bernhard & Co., Inc.

                                   EXHIBIT C

                       FUND SHARES BENEFICIALLY OWNED BY
                      EACH NOMINEE AND DIRECTOR OR TRUSTEE

                                 NO. OF SHARES HELD AND PERCENT OF OUTSTANDING
                                                     AS OF
                                               APRIL 18, 2000(1)
                           ---------------------------------------------------------
NAME                           FUND            INCOME & GROWTH           SPECIAL
----                       -------------       ---------------       ---------------
Jean B. Buttner(2).......        670,448(3.6%)        680,094(3.0%)        1,169,694(7.0%)
John W. Chandler(3)......            222                  306                    725
Frances T. Newton*.......            521                  105                     42
Francis C. Oakley*.......            329                   95                     34
David H. Porter(3).......             54                   93                     69
Paul Craig Roberts(3)....            130                  306                  2,712
Marion N. Ruth*..........             41                  105                     42
Nancy-Beth Sheerr(3).....             59                  162                     84
All Directors and
 Officers as a
 Group(3)................        673,966(3.6%)        680,961(3.0%)        1,174,476(7.0%)

                                NO. OF SHARES HELD AND PERCENT OF OUTSTANDING
                                                    AS OF
                                              APRIL 18, 2000(1)
                           -------------------------------------------------------
NAME                         LEVERAGED               CASH               GOVERNMENT
----                       -------------       -----------------        ----------
Jean B. Buttner(2).......        993,621(7.6%)        68,244,495(19.5%)        194(4)
John W. Chandler(3)......            110                   1,439               138
Frances T. Newton*.......             18                   1,000                93
Francis C. Oakley*.......             16                   1,000                93
David H. Porter(3).......             16                   1,000                93
Paul Craig Roberts(3)....          1,507                   1,051                94
Marion N. Ruth*..........             18                   1,000                93
Nancy-Beth Sheerr(3).....             32                   1,137               106
All Directors and
 Officers as a
 Group(3)................        996,677(7.7%)        68,249,122(19.5%)        625(4)

------------------------
*    Nominee

(1) Each person had sole voting and investment power of shares owned individually.

(2) Includes shares owned by Value Line, Inc. (the "Adviser") or its subsidiaries or Arnold Bernhard & Co., Inc. ("AB&Co."). AB&Co. owns approximately 84% of the outstanding shares of the Adviser's common stock. Jean B. Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co.

(3) Excluding Mrs. Buttner, the Directors and Officers individually and as a Group owned less than 1% of the outstanding shares.

(4)  Represents less than 1% of the outstanding shares.

                                   EXHIBIT C

                                  (CONTINUED)

                       FUND SHARES BENEFICIALLY OWNED BY
                      EACH NOMINEE AND DIRECTOR OR TRUSTEE

                                                 NO. OF SHARES HELD AND PERCENT OF OUTSTANDING
                                                                     AS OF
                                                               APRIL 18, 2000(1)
                           -----------------------------------------------------------------------------------------
                            TAX EXEMPT        TAX EXEMPT                                                    NEW
NAME                       NATIONAL BOND     MONEY MARKET     CONVERTIBLE          AGGRESSIVE              YORK
----                       -------------     ------------     ------------        -------------        -------------
Jean B. Buttner(2).......   128,517(4)          2,427(4)      75,448(1.2%)        491,068(2.6%)        125,268(4.2%)
John W. Chandler(3)......       154             1,216            183                  602                    0
Frances T. Newton*.......       100             1,000             65                  148                    0
Francis C. Oakley*.......        99             1,000             57                  144                    0
David H. Porter(3).......        99             1,000             57                  155                  104
Paul Craig Roberts(3)....        97                 0             80                  310                    0
Marion N. Ruth*..........       100             1,000             65                  148                    0
Nancy-Beth Sheerr(3).....       107             1,000             86                  154                    0
All Directors and
 Officers
 as a Group(3)...........   128,974(4)          5,643(4)      75,854(1.2%)        492,289(2.6%)        125,372(4.2%)

------------------------
*    Nominee

(1) Each person had sole voting and investment power of shares owned individually.

(2) Includes shares owned by Value Line, Inc. (the "Adviser") or its subsidiaries or Arnold Bernhard & Co., Inc. ("AB&Co."). AB&Co. owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean B. Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co.

(3) Excluding Mrs. Buttner, the Directors and Officers individually and as a Group owned less than 1% of the outstanding shares.

(4)  Represents less than 1% of the outstanding shares.

                                   EXHIBIT D

                             THE VALUE LINE FUND, INC.
                    VALUE LINE INCOME AND GROWTH FUND, INC.
                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
                  VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                         THE VALUE LINE CASH FUND, INC.
                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                      THE VALUE LINE TAX EXEMPT FUND, INC.
                       VALUE LINE CONVERTIBLE FUND, INC.
                       VALUE LINE AGGRESSIVE INCOME TRUST
                      VALUE LINE NEW YORK TAX EXEMPT TRUST
                   SERVICE AND DISTRIBUTION PLAN (THE "PLAN")

    The Plan is adopted as of this 16 day of March, 2000, by the Board of Directors or Trustees of each Fund listed above (the "Fund").

    1. The Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") so as to allow the Fund to make payments as contemplated herein, in conjunction with the distribution of shares of Common Stock of the Fund ("Shares"). Payments also may be made by Value Line, Inc., the Fund's investment adviser, out of its fees, its past profits or any other source available to it.

    2. The Plan is designed to finance activities of Value Line Securities, Inc. ("VLS") principally intended to result in sale of the Shares and to include the following: (a) to provide incentive to securities dealers to sell Shares and to provide administrative support services to the Fund and its shareholders; (b) to compensate other participating financial institutions and organizations (including individuals) for providing administrative support services to the Fund and its shareholders; (c) to pay for costs incurred in conjunction with advertising and marketing of Shares including expenses of preparing, printing and distributing prospectuses and sales literature to prospective shareholders, securities dealers and others, and for servicing the accounts of shareholders and
       (d) other costs incurred in the implementation and operation of the Plan.

    3. As compensation for the services to be provided under this Plan, VLS shall be paid a fee at the annual rate of 0.25% of the Fund's average daily net assets.

    4. All payments to securities dealers, participating financial institutions and other organizations shall be made pursuant to the terms of a Distribution Agreement between VLS and such dealer, institution or organization.

    5. The Board of Directors or Trustees shall be provided, at least quarterly, with a written report of all amounts expended pursuant to the Plan and the purpose for which the amounts were expended.

    6. The Plan will become effective at the later of July 1, 2000 or upon approval by (a) a majority of the outstanding shares of Common Stock of the Fund and (b) a majority of the Board of Directors or Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.

    7. The Plan shall continue unless terminated in accordance with the terms stated below, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved at least annually in the manner provided by the Act.

    8. The Plan may be amended at any time by the Board of Directors or Trustees provided that (a) any amendment to increase materially the costs which the Fund may bear pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Fund and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 6 (b) hereof.

    9. The Plan is terminable without penalty at any time by (a) vote of a majority of the Board of Directors or Trustees of the Fund, including a majority of the Directors or Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, or (b) vote of a majority of the outstanding voting securities on the Fund.

    10.While the Plan is in effect, the selection and nomination of Directors or Trustees who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the Directors or Trustees who are not "interested persons."

    11.The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period not less than six years from the date thereof, the first two years in an easily accessible place.

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
                  THE VALUE LINE FUND, INC.
----------------------------------------------------------------


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                       THE VALUE LINE FUND, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of The Value Line Fund, Inc. at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
            VALUE LINE INCOME AND GROWTH FUND, INC.
----------------------------------------------------------------


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                 VALUE LINE INCOME AND GROWTH FUND, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line Income and Growth Fund, Inc. at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
           VALUE LINE SPECIAL SITUATIONS FUND, INC.
----------------------------------------------------------------


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                 VALUE LINE SPECIAL SITUATIONS FUND, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line Special Situations Fund, Inc. at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
         VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
----------------------------------------------------------------


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line Leveraged Growth Investors, Inc. at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
                 THE VALUE LINE CASH FUND, INC.
----------------------------------------------------------------


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                     THE VALUE LINE CASH FUND, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of The Value Line Cash Fund, Inc. at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
       VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
----------------------------------------------------------------


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

             VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line U.S. Government Securities Fund, Inc. at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
             THE VALUE LINE TAX EXEMPT FUND, INC.
----------------------------------------------------------------
                 THE MONEY MARKET PORTFOLIO


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                  THE VALUE LINE TAX EXEMPT FUND, INC.
                       THE MONEY MARKET PORTFOLIO

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of The Value Line Tax Exempt Fund, Inc. The Money Market Portfolio at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
              THE VALUE LINE TAX EXEMPT FUND, INC.
----------------------------------------------------------------
                  THE NATIONAL BOND PORTFOLIO


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                   THE VALUE LINE TAX EXEMPT FUND, INC.
                       THE NATIONAL BOND PORTFOLIO

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of The Value Line Tax Exempt Fund, Inc. The National Bond Portfolio at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
               VALUE LINE CONVERTIBLE FUND, INC.
----------------------------------------------------------------


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                    VALUE LINE CONVERTIBLE FUND, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line Convertible Fund, Inc. at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
              VALUE LINE AGGRESSIVE INCOME TRUST
----------------------------------------------------------------


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                   VALUE LINE AGGRESSIVE INCOME TRUST

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line Aggressive Income Trust at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------------------------
           VALUE LINE NEW YORK TAX EXEMPT TRUST
----------------------------------------------------------------


Mark box at right if an address change or comment has
been noted on the reverse side of this card.                 /_/

CONTROL NUMBER:








  Please be sure to sign and date this Proxy.      Date
----------------------------------------------------------------



---Stockholder sign here----------------co-owner sign here------


1. ELECTION OF THREE ADDITIONAL DIRECTORS.

                                  For All        With-    For All
                                  Nominees       hold     Except
     (01)F.T. NEWTON
     (02)F.C. OAKLEY                /_/          /_/        /_/
     (03)M.N. RUTH

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                    For        Against     Abstain
2. ADOPTION OF A SERVICE
   AND DISTRIBUTION PLAN.           /_/          /_/        /_/


3. RATIFICATION OF THE SELECTION
   OF PRICEWATERHOUSECOOPERS LLP    /_/          /_/        /_/
   AS INDEPENDENT ACCOUNTANTS.


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

                   VALUE LINE NEW YORK TAX EXEMPT TRUST

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line New York Tax Exempt Trust at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000 at 11:00 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.


------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                    PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------

-----------------------------------       ------------------------------------